SUPPLEMENT TO THE FIDELITY'S TARGETED INTERNATIONAL
EQUITY FUNDS
DECEMBER 29, 1999 PROSPECTUS

Effective the close of business on April 19, 2000, the funds will no longer be available for purchase except through the reinvestment of dividends and other distributions by shareholders of the fund on April 19, 2000.

PROPOSED REORGANIZATIONS. The Board of Trustees of Fidelity Investment Trust has unanimously approved Agreements and Plans of Reorganization ("Agreements") between Fidelity Europe Fund and Fidelity France Fund, Fidelity Europe Fund and Fidelity Germany Fund, and Fidelity Europe Fund and Fidelity United Kingdom Fund.

The Agreements provide for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund by Fidelity Europe Fund solely in exchange for the number of shares of Fidelity Europe Fund equal in value to the relative net asset value of the outstanding shares of Fidelity France Fund, Fidelity Germany Fund or Fidelity United Kingdom Fund. Following such exchanges, Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund will distribute the Fidelity Europe Fund shares to their shareholders pro rata, in liquidation of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund as provided in the Agreements (the transactions contemplated by the Agreements referred to as the "Reorganizations").

The Reorganizations can be consummated only if, among other things, they are approved by a "majority of the outstanding voting securities" of the respective fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund will be held on July 19, 2000, and approval of the Agreements will be voted on at that time. In connection with the Meeting, Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund will be filing with the Securities and Exchange Commission and delivering to their shareholders of record a Proxy Statement describing the Reorganizations and a Prospectus for Fidelity Europe Fund

If the Agreements are approved at the Meeting and certain conditions required by the Agreements are satisfied, the Reorganizations are expected to become effective on or about July 24, 2000 for Fidelity United Kingdom Fund, on or about July 26, 2000 for Fidelity Germany Fund and on or about July 28, 2000 for Fidelity France Fund. If shareholder approval of any Agreement is delayed due to failure to meet a quorum or otherwise, that Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event that Fidelity France Fund, Fidelity Germany Fund or Fidelity United Kingdom Fund shareholders fail to approve that fund's Agreement, that fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of that fund.